                                                                   EXHIBIT 10.35

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT IS FURTHER SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN SECTION 7(c) HEREOF.

                                                                  March 31, 2002

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                                 MIGRATEC, INC.
            Void after March 30, 2005, subject to Section 3(a) hereof

         This certifies that, for value received, Richard A. Gray, Jr., or registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from MigraTEC, Inc., a Delaware corporation (the "Company"), a total of 175,450 fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Shares"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefore in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 hereof. The number, character and Exercise Price of such Common Shares are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on the first anniversary of the Warrant Issue Date and ending at 5:00 p.m., Central Standard Time, on the third anniversary of the Warrant Issue Date, and shall be void thereafter.

         2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be $0.25 per Common Share, as adjusted from time to time pursuant to Section 8 hereof.

         3. Exercise of Warrant.

                  (a) This Warrant shall be exercisable by the Holder, in whole or in part, at any time until this Warrant expires as described in
         Section 1 hereof, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the


WARRANT TO PURCHASE COMMON STOCK - PAGE 1

         Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the Common Shares to be purchased.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 3(a) hereof, and the person entitled to receive the Common Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

                  (c) If the Warrant has been exercised in part, the Company will, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase a number of Common Shares with respect to which the Warrant has not been exercised, which new Warrant will, in all other respects, be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and this Warrant returned to the Holder.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. Rights of Shareholders. Subject to Sections 8 and 10 hereof, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a member of the Company or any right to vote upon any matter submitted to members at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.


WARRANT TO PURCHASE COMMON STOCK - PAGE 2

         7. Transfer of Warrant.

         (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) hereof, issuing the Common Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability of Warrant and Shares Issued on Exercise. This Warrant and the Common Shares or any other securities of the Company that may at any time be issued on the exercise of this Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, this Warrant and the Common Shares or any other securities of the Company that may at any time be issued on the exercise of this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery of the same.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to, or on the order of, the Holder a new warrant or warrants of like tenor, in the name of the Holder, or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws and Legends.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Shares or any other securities of the Company that may at any time be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Common Shares or any other securities of the Company that may at any time be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Shares


WARRANT TO PURCHASE COMMON STOCK - PAGE 3 or other securities so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) All Common Shares or any other securities of the Company that may at any time be issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                  THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT, OR SUCH STATE LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows

                  8.1. Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entity to any other person, then, prior to such reorganization, merger, consolidation, sale or transfer, the holder of this Warrant may exercise this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, and in the event that any of the purchase rights represented by this Warrant have not yet vested in accordance with Section 3(a) hereof prior to such reorganization, merger, consolidation, sale or transfer, at the option of the new entity created by such reorganization, merger or consolidation or the purchaser or transferee in such sale or transfer, (A) the purchase rights represented by this Warrant shall vest effective immediately prior to the effective date of such reorganization, merger, consolidation, sale or transfer or (B) such new entity, purchaser or transferee shall issue a new warrant to purchase shares of such entity on similar terms


WARRANT TO PURCHASE COMMON STOCK - PAGE 4 as contained in this Warrant effective as of the closing of such reorganization, merger, consolidation, sale or transfer.

                  8.2. Reclassification. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or different number of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 8.

                  8.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of Common Shares issuable upon exercise of this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination and the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  8.4. Adjustments for Dividends in Other Securities or Property. If while this Warrant remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible members, shall have been entitled to receive, without payment therefor, other or additional securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional consideration therefor, the amount of such other or additional securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other securities available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 8.

                  8.5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time



WARRANT TO PURCHASE COMMON STOCK - PAGE 5 in effect; and (iii) the number of Common Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

                  8.6. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

         9. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of Common Shares upon the exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing certificates representing Common Shares to execute and issue the necessary certificates for Common Shares upon the exercise of this Warrant.

         10. Notices.

                  (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall issue a certificate signed by its President and Chief Financial Officer or any manager setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by certified or registered mail, return receipt requested) to the Holder of this Warrant.

                  (b) In case:

                           (i) the Company shall take a record of the holders of
                  its Common Shares (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                           (ii) of any capital reorganization of the Company,
                  any reclassification of the securities of the Company, any public offering of Common Shares, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or


WARRANT TO PURCHASE COMMON STOCK - PAGE 6

                           (iii) of any voluntary dissolution, liquidation or
                  winding-up of the Company;

         then, and in each such case, the Company will mail or cause to be mailed, registered or certified mail, return receipt requested, to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, public offering, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Shares (or such securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their Common Shares (or such other securities) for securities or other property deliverable prior to or upon such reorganization, reclassification, offering, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified. The Holder of this Warrant shall notify the Company of its election to exercise this Warrant within 20 days after the date of the Company's notice.

                  (c) All such notices, advice and communications shall be deemed to have been received on the date of receipt by the person to whom it is addressed.

         11. Indemnification. The Holder agrees to indemnify, to the extent permitted by law, the Company and its officers and directors against all losses, claims, damages, liabilities, expenses and obligations which arise out of or are based on an assertion that the Company must provide compensation to any entity affiliated with Holder or which is party to a contract with Holder (other than the Company) as a result of the Company's issuance of this Warrant to Holder; provided that, the Holder's duty to indemnify shall be limited to and shall not exceed the Holder assigning the Holder's right in and to this Warrant and to any Common Shares purchased upon the exercise of all or part of this Warrant to the Company or such other indemnitees.

         12. Registration Rights. Upon exercise of this Warrant, the Holder shall have and be entitled to exercise "piggy-back" registration rights in connection with certain registrations effected by the Company.

         13. Amendments.

                  (a) Any term of this Warrant may be amended with the written consent of the Company and the holders of the Warrants representing not less than a majority of the Common Shares issuable upon exercise of any and all outstanding Warrants. Any amendment effected in accordance with this Section 13 shall be binding upon each holder of any of the Warrants, each future Holder of all such Warrants, and the Company; provided, however, that no special consideration or inducement may be given to any such Holder in connection with such consent that is not given ratably to all such holders, and that such amendment must apply to all such Holders equally and ratably in accordance with the number of Common Shares issuable upon exercise of their Warrants. The Company shall promptly give notice to all Holders of Warrants of any amendment effected in accordance with this Section 13.


WARRANT TO PURCHASE COMMON STOCK - PAGE 7

                  (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         14. Authority. This Warrant has been duly authorized and executed by the Company and constitutes the valid and binding obligation of the Company.

         15. Miscellaneous.

                  15.1. Successors and Assigns. All the covenants and agreements made by the Company in this Warrant shall bind its successors and assigns.

                  15.2. No Waiver. No course of dealing between the Company and the Holder hereof shall operate as a waiver of any right of any holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate.

                  15.3. Communications. All communications provided for herein shall be sent, except as maybe otherwise specifically provided, by registered or certified mail, return receipt requested: if to the Holder of this Warrant, to the address shown on the books of the Company and if to the Company, to 11494 Luna Road, Suite 100, Farmers Branch, Texas 75234, attention of the President, or to such other address as the Company may advise the Holder of this Warrant in writing.

                  15.4. Headings. The headings of the Sections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.


WARRANT TO PURCHASE COMMON STOCK - PAGE 8

         IN WITNESS WHEREOF, MIGRATEC, INC. has caused this Warrant to be executed in its corporate name by the undersigned, and its seal to be affixed hereto.

         Dated: March 31, 2002.



                                     MIGRATEC, INC.



                                   By:    /s/ T. Ulrich Brechbuhl
                                          --------------------------------------

                                   Name:  T. Ulrich Brechbuhl
                                          --------------------------------------

                                   Title: President/Chief Financial Officer
                                          --------------------------------------


WARRANT TO PURCHASE COMMON STOCK - PAGE 9

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Common Shares set forth below:

                                                                                               Number
                    Name of Assignee                      Assignee's Address                 of Shares
                    ----------------                      ------------------                 ---------




and does hereby irrevocably constitute and appoint as his or her Attorney-in-fact to make such transfer on the books of the Company ___________________, maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated:
      --------------------



Signature of Assignee                 Signature of Holder

                               NOTICE OF EXERCISE


To:      MigraTEC, Inc.

         (1) The undersigned hereby elects to purchase ___________ Common Shares of MigraTEC, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Common Shares to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Common Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:



Name


         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



Name

                                     -------------------------------------------
Date                                 Signature
    ------------------------

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT IS FURTHER SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN SECTION 7(c) HEREOF.

                                                                    May 14, 2002

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                                 MIGRATEC, INC.
             Void after May 13, 2005, subject to Section 3(a) hereof

         This certifies that, for value received, Richard A. Gray, Jr., or registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from MigraTEC, Inc., a Delaware corporation (the "Company"), a total of 124,550 fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Shares"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefore in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 hereof. The number, character and Exercise Price of such Common Shares are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on the first anniversary of the Warrant Issue Date and ending at 5:00 p.m., Central Standard Time, on the third anniversary of the Warrant Issue Date, and shall be void thereafter.

         2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be $0.25 per Common Share, as adjusted from time to time pursuant to Section 8 hereof.

         3. Exercise of Warrant.

                  (a) This Warrant shall be exercisable by the Holder, in whole or in part, at any time until this Warrant expires as described in
         Section 1 hereof, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation


WARRANT TO PURCHASE COMMON STOCK - PAGE 1 by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the Common Shares to be purchased.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 3(a) hereof, and the person entitled to receive the Common Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

                  (c) If the Warrant has been exercised in part, the Company will, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase a number of Common Shares with respect to which the Warrant has not been exercised, which new Warrant will, in all other respects, be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and this Warrant returned to the Holder.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. Rights of Shareholders. Subject to Sections 8 and 10 hereof, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a member of the Company or any right to vote upon any matter submitted to members at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

         7. Transfer of Warrant.

         (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may


WARRANT TO PURCHASE COMMON STOCK - PAGE 2 change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) hereof, issuing the Common Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability of Warrant and Shares Issued on Exercise. This Warrant and the Common Shares or any other securities of the Company that may at any time be issued on the exercise of this Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, this Warrant and the Common Shares or any other securities of the Company that may at any time be issued on the exercise of this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery of the same.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to, or on the order of, the Holder a new warrant or warrants of like tenor, in the name of the Holder, or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws and Legends.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Shares or any other securities of the Company that may at any time be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Common Shares or any other securities of the Company that may at any time be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Shares or other securities so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.


WARRANT TO PURCHASE COMMON STOCK - PAGE 3

                  (ii) All Common Shares or any other securities of the Company that may at any time be issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                  THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT, OR SUCH STATE LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows

                  8.1. Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entity to any other person, then, prior to such reorganization, merger, consolidation, sale or transfer, the holder of this Warrant may exercise this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, and in the event that any of the purchase rights represented by this Warrant have not yet vested in accordance with Section 3(a) hereof prior to such reorganization, merger, consolidation, sale or transfer, at the option of the new entity created by such reorganization, merger or consolidation or the purchaser or transferee in such sale or transfer, (A) the purchase rights represented by this Warrant shall vest effective immediately prior to the effective date of such reorganization, merger, consolidation, sale or transfer or (B) such new entity, purchaser or transferee shall issue a new warrant to purchase shares of such entity on similar terms as contained in this Warrant effective as of the closing of such reorganization, merger, consolidation, sale or transfer.


WARRANT TO PURCHASE COMMON STOCK - PAGE 4

                  8.2. Reclassification. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or different number of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 8.

                  8.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of Common Shares issuable upon exercise of this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination and the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  8.4. Adjustments for Dividends in Other Securities or Property. If while this Warrant remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible members, shall have been entitled to receive, without payment therefor, other or additional securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional consideration therefor, the amount of such other or additional securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other securities available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 8.

                  8.5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of Common Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.


WARRANT TO PURCHASE COMMON STOCK - PAGE 5

                  8.6. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

         9. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of Common Shares upon the exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing certificates representing Common Shares to execute and issue the necessary certificates for Common Shares upon the exercise of this Warrant.

         10. Notices.

                  (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall issue a certificate signed by its President and Chief Financial Officer or any manager setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by certified or registered mail, return receipt requested) to the Holder of this Warrant.

                  (b) In case:

                           (i) the Company shall take a record of the holders of
                  its Common Shares (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                           (ii) of any capital reorganization of the Company,
                  any reclassification of the securities of the Company, any public offering of Common Shares, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                           (iii) of any voluntary dissolution, liquidation or
                  winding-up of the Company;



WARRANT TO PURCHASE COMMON STOCK - PAGE 6
                  then, and in each such case, the Company will mail or cause to be mailed, registered or certified mail, return receipt requested, to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, public offering, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Shares (or such securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their Common Shares (or such other securities) for securities or other property deliverable prior to or upon such reorganization, reclassification, offering, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified. The Holder of this Warrant shall notify the Company of its election to exercise this Warrant within 20 days after the date of the Company's notice.

                  (c) All such notices, advice and communications shall be deemed to have been received on the date of receipt by the person to whom it is addressed.

         11. Indemnification. The Holder agrees to indemnify, to the extent permitted by law, the Company and its officers and directors against all losses, claims, damages, liabilities, expenses and obligations which arise out of or are based on an assertion that the Company must provide compensation to any entity affiliated with Holder or which is party to a contract with Holder (other than the Company) as a result of the Company's issuance of this Warrant to Holder; provided that, the Holder's duty to indemnify shall be limited to and shall not exceed the Holder assigning the Holder's right in and to this Warrant and to any Common Shares purchased upon the exercise of all or part of this Warrant to the Company or such other indemnitees.

         12. Registration Rights. Upon exercise of this Warrant, the Holder shall have and be entitled to exercise "piggy-back" registration rights in connection with certain registrations effected by the Company.

         13. Amendments.

                  (a) Any term of this Warrant may be amended with the written consent of the Company and the holders of the Warrants representing not less than a majority of the Common Shares issuable upon exercise of any and all outstanding Warrants. Any amendment effected in accordance with this Section 13 shall be binding upon each holder of any of the Warrants, each future Holder of all such Warrants, and the Company; provided, however, that no special consideration or inducement may be given to any such Holder in connection with such consent that is not given ratably to all such holders, and that such amendment must apply to all such Holders equally and ratably in accordance with the number of Common Shares issuable upon exercise of their Warrants. The Company shall promptly give notice to all Holders of Warrants of any amendment effected in accordance with this Section 13.


WARRANT TO PURCHASE COMMON STOCK - PAGE 7

                  (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         14. Authority. This Warrant has been duly authorized and executed by the Company and constitutes the valid and binding obligation of the Company.

         15. Miscellaneous.

                  15.1. Successors and Assigns. All the covenants and agreements made by the Company in this Warrant shall bind its successors and assigns.

                  15.2. No Waiver. No course of dealing between the Company and the Holder hereof shall operate as a waiver of any right of any holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate.

                  15.3. Communications. All communications provided for herein shall be sent, except as maybe otherwise specifically provided, by registered or certified mail, return receipt requested: if to the Holder of this Warrant, to the address shown on the books of the Company and if to the Company, to 11494 Luna Road, Suite 100, Farmers Branch, Texas 75234, attention of the President, or to such other address as the Company may advise the Holder of this Warrant in writing.

                  15.4. Headings. The headings of the Sections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.


WARRANT TO PURCHASE COMMON STOCK - PAGE 8

         IN WITNESS WHEREOF, MIGRATEC, INC. has caused this Warrant to be executed in its corporate name by the undersigned, and its seal to be affixed hereto.

         Dated: May 14, 2002.



                                    MIGRATEC, INC.



                                   By:       /s/ T. Ulrich Brechbuhl
                                          --------------------------------------

                                   Name:  T. Ulrich Brechbuhl
                                          --------------------------------------

                                   Title: President/Chief Financial Officer
                                          --------------------------------------



WARRANT TO PURCHASE COMMON STOCK - PAGE 9

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Common Shares set forth below:


                                                                                               Number
                    Name of Assignee                      Assignee's Address                 of Shares
                    ----------------                      ------------------                 ---------



and does hereby irrevocably constitute and appoint as his or her Attorney-in-fact to make such transfer on the books of the Company ___________________, maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated:
      ------------------------------




Signature of Assignee                  Signature of Holder

                               NOTICE OF EXERCISE


To:      MigraTEC, Inc.

         (1) The undersigned hereby elects to purchase ___________ Common Shares of MigraTEC, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Common Shares to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Common Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:



Name


         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



Name

                                     -------------------------------------------
Date                                 Signature
    ------------------------